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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  March 4, 1998



                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-31197-04               59-3284026
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


        5901 East Fowler Avenue
            Tampa, Florida                                        33617-2362
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (813) 984-8801


                 3450 Buschwood Park Drive, Tampa, Florida 33618
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          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           The attached tax opinion is hereby incorporated by reference to the IMC Registration Statement on Form S-3 (No. 333-31197) filed by the registrant in connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-1, described in a Prospectus Supplement dated February 27, 1998.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)     Not applicable

               (b)     Not applicable

               (c)     Exhibits:

                       8.1    Tax Opinion of Arter & Hadden LLP






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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMC SECURITIES, INC. as Depositor



                                             By:     /s/ Thomas Middleton
                                                  ------------------------------
                                                  Name:   Thomas Middleton
                                                  Title:  President and Chief
                                                          Operating Officer





Dated: March 4, 1998


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                                  EXHIBIT INDEX


Exhibit No.          Description                                  Page No.
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8.1                  Tax Opinion of Arter & Hadden LLP